HIGHWAY ONE-OWEB
                                430 Fourth Street
                                Ogden, Utah 84404

                              INFORMATION STATEMENT

                                January __, 2002

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTIONS, DEFINED BELOW, HAS ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

GENERAL

        This Information Statement is first being furnished on or about January 31, 2002 to shareholders of record as of the close of business on January 10, 2002 (the "Record Date") of the common stock, $0.001 par value per share (the "Common Stock") of Highway One-OWeb ("Highway" or the "Company") in connection with the following (the "Actions"):

1. Ratification of an Agreement and Plan of Merger dated as of December 21, 2001 (the "Merger Agreement") and the merger (the "Merger") between Highway and Export Erez USA, Inc. ("Export");

2. Amendment of the Articles of Incorporation, as amended, changing the name of the Company to Defense Industries International, Inc.;

        The Board of Directors has approved, and a majority of the shareholders (the "Consenting Shareholders") representing 2,000,000 shares of the total shares outstanding of the Common Stock as of the Record Date have consented in writing, to the Actions. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding of Common Stock and are sufficient under the Utah Business Corporation Act and Highway By-Laws to approve the Actions. Accordingly, the Actions will not be submitted to the other shareholders of Highway for a vote and this Information Statement is being furnished to shareholders to provide them with certain information concerning the Actions in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder, including Regulation 14C.

        This Information Statement contains forward-looking statements that involve risks and uncertainties. The Company's actual results may differ significantly from the results discussed in the forward-looking statements.

        The Company will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's Common Stock.

FOR ADDITIONAL INFORMATION ABOUT THE COMPANY, REFERENCE IS MADE TO THE COMPANY'S QUARTERLY REPORT ON FORM 10-QSB.

The principal executive office of Highway is located at 430 Fourth Street Ogden, Utah 84404.

           APPROVAL OF THE AGREEMENT AND PLAN OF MERGER AND THE MERGER

        The Board of Directors has unanimously adopted and the Consenting Shareholders have approved the Merger Agreement and the Merger. The Merger Agreement is attached as Appendix A and is incorporated herein by reference.

         In the judgment of the Board of Directors, the Merger will enable the Company to acquire a business in a fast growing market with experienced management (See - Summary of the Merger).

        The Merger will become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Utah and the State of Delaware, which will occur on or about February 15, 2002. Under federal securities, laws, the Company cannot file the Certificates of Merger until at least 20 days after the mailing of this Information Statement.

      Pursuant to the Merger Agreement, Export will be merged with and into Highway, and Highway will be the surviving corporation in the Merger (the "Surviving Corporation"). At the effective time of the Merger, the separate existence of Export shall cease. All properties, franchises and rights belonging to Export, by virtue of the Merger and without further act or deed, shall be vested in the Surviving Corporation, which shall thereafter be responsible for all the liabilities and obligations of Export.

                              SUMMARY OF THE MERGER

      This summary highlights material information relating to the Merger and may not contain all of the information that is important to you. Shareholders are urged to read the full text of the Merger Agreement in its entirety.

   HIGHWAY ONE-OWEB

o Highway, was organized under the laws of the State of Utah on March 17, 1999.

o We were organized to develop and market internet web page design and maintenance for companies that have not previously used the internet to market their goods and services.

o     Our mailing address is 430 Fourth Street, Ogden, Utah 84404.

   EXPORT EREZ USA

o Export was incorporated in the State of Delaware on March 24, 1999 Export is a holding company whose subsidiaries, Export Erez, Ltd. and Mayotex. Ltd., have been operating in excess of ten years Export Erez Ltd. was formed and registered on January 23, 1983 under the name R.T.V. Ltd. as a limited shares company under the Companies Ordinance of the State of Israel and changed its name to Export Erez Ltd. on April 25, 1987.

o Export Erez Ltd. primarily produces and markets textile products designed to provide personal protection, such as bulletproof vests, and associated heavy fabric products, such as tents and other camping equipment. It has been a supplier to the Israeli military for over 10 years. Mayotex Ltd. was formed and registered on March 7, 1990 as a limited liability company under the Companies Ordinance of the State of Israel. Mayotex is engaged in weaving, improving, processing, dyeing, cutting and sewing of fabric to make the heavy-duty and sometimes bulletproof fabrics used by Export Erez Ltd. to manufacture its finished products and goods.

      In October, 2000, Export Erez Ltd. created a wholly-owned subsidiary, Dragonwear Trading Ltd. incorporated in Cyprus which is involved with trading textile products. On June 12, 2001 Export entered in agreement for the acquisition of 76% of the shares of Achidatex Nazareth Elit Ltd. in exchange for 5% of the issued and outstanding shares of Export's common stock. Achidatex Nazareth is the manufacturer/producer of ballistic shields, long term storage systems, combat flak jackets and tents.

o     Export's  address is Industrial  Zone Erez P.O. Box 779  Ashkelon,  Israel
      78101.

   THE MERGER

o Conversion of Export common stock. At the effective time of the Merger, all shares of Export common stock outstanding immediately before the effective time of the Merger, other than the dissenters shares and treasury shares, shall be converted, by virtue of the Merger, into 21,000,000 shares of Highway common stock after giving effect to the Forward Stock Split described below (the "Merger Shares") or 84% of Highway's issued and outstanding capital stock on a fully diluted basis, subject to the following:

(i) In exchange for certain intellectual property of the Highway a certain shareholder of the Highway will consent to the cancellation of certain shares of common stock held by such shareholder;

(ii) Highway shall effect a 10:1 forward stock split on or prior to the Closing Date; (iii) The allocation of the Merger Shares among the Export shareholders, excluding the holders of Dissenting Shares, shall be as set forth on an Exhibit to be delivered to Highway at least one business day prior to the Closing; and

(iv) If between the date of the Merger Agreement and the Closing Date, Highway declares a stock split or declares a dividend on Highway common stock payable in Highway common stock (or set a record date with respect thereto), the number of Merger Shares will be adjusted to reflect fully the appropriate effect of any such subdivision, combination or dividend.

(v) Fractional Shares. No certificates or scrip evidencing fractional shares of Highway common stock shall be issued in exchange for Export common stock. All fractional shares amounts shall be rounding up to the nearest whole share.

      REGULATORY APPROVAL

      Regulatory approval is not required for the consummation of the Merger.


                     Highway One-Oweb, Inc and Subsidiaries
                      Pro Forma Consolidated Balance Sheet
                               September 30, 2001
                                                       ----------------------------------------------------------------------------
                                                                    HISTORICAL                        PRO FORMA
                                                       ----------------------------------------------------------------------------
                                                           EXPORT EREZ       HIGHWAY                           HIGHWAY ONE-
                                                             USA, INC      ONE-OWEB,INC    ADJUSTMENTS       OWEB, INC & SUBS
                                                             09/30/01        09/30/01        09/30/01           09/30/01
                                                       ----------------------------------------------------------------------------
              ASSETS

CURRENT ASSETS
Cash and cash equivalents                               $    591,001     $  2,362                        $      593,363
Trade accounts receivable, net                             2,658,380                                          2,658,380
Trade accounts receivable-related parties, net               154,278                                            154,278
Other receivables and debit balances                         684,398                                            684,398
Inventory                                                  1,801,528                                          1,801,528
Deferred taxes                                                99,927                                             99,927
                                                       --------------------------                          ---------------
         TOTAL CURRENT ASSETS                              5,989,512        2,362                             5,991,874
                                                       --------------------------                          ---------------

OTHER ASSETS
Investment in marketable securities                          597,233                                            597,233
Deposits for severance of employer-employee relations        430,420                                            430,420
Deferred taxes                                               480,612                                            480,612
Intangible assets                                             64,659                                             64,659
                                                       --------------------------                          ---------------
         TOTAL OTHER ASSETS                                1,572,924                                         1,572,924
                                                       --------------------------                          ---------------

PROPERTY, PLANT AND EQUIPMENT                              2,017,966        3,224                             2,021,190
                                                       --------------------------                          ---------------

TOTAL ASSETS                                            $  9,580,402     $  5,586                        $    9,585,988
------------                                           ==========================                          ===============

    LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Short-term bank credit                                  $  2,807,701      $     -                         $   2,807,701
Trade accounts payable                                     1,907,189        1,824                             1,909,013
Other accounts payable and credit balance                    852,795                                            852,795
                                                       --------------------------                          ---------------
         TOTAL CURRENT LIABILITIES                         5,567,685        1,824                             5,569,509

LONG-TERM LIABILITIES
Long-term loan                                                57,405                                             57,405
Provision for severance of employer-employee relations       408,908
                                                       --------------------------                          ---------------
         TOTAL LIABILTIES                                  6,033,998        1,824                             6,035,822
                                                       --------------------------                          ---------------

MINORITY INTERESTS                                           521,471                                            521,471
                                                       --------------------------                          ---------------
STOCKHOLDERS' EQUITY
Common Stock                                                   1,316        2,348  1 (1,950)                     25,000
                                                                                   2  3,582
                                                                                   3 (1,316)
                                                                                   3 21,020
Additional paid-in capital                                 1,146,169       37,452  1  1,950                   1,126,247
                                                                                   2 (3,582)
                                                                                   3(55,742)
Retained earnings (deficit)                                2,332,997      (36,038) 3 36,038                   2,332,997
Accumulated other comprehensive loss                        (455,549)                                          (455,549)
                                                       --------------------------                           --------------
         TOTAL STOCKHOLDERS' EQUITY                        3,024,933        3,762                             3,028,695
                                                       --------------------------                           --------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $  9,580,402       $ 5,586                           $ 9,585,988
------------------------------------------             ==========================                           ==============

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

        The Board of Directors has unanimously adopted and the Consenting Shareholders have approved an amendment to the Articles of Incorporation, as amended, of Highway (the "Name Amendment") to change the name of the Company from "Highway One-OWeb" to "Defense Industries International, Inc." The text of the Name Amendment is attached as Appendix A and is incorporated herein by reference.

        In the judgment of the Board of Directors, the change of the Company's corporate name is desirable in view of the recent acquisition pursuant to the Agreement and Plan of Merger dated as of December 21, 2001 by and among the Company, Pete Chandler and Export.

        The Name Amendment will become effective upon the filing of a certificate of amendment relating thereto with the Secretary of State of the State of Utah, which will occur on or about January 25, 2002. Under federal securities, laws, the Company cannot file the certificate of amendment until at least 20 days after the mailing of this Information Statement.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

PERSONS ENTITLED TO NOTICE

        The Record Date for the determination of the shareholders entitled to notice of and to consent to the Actions has been fixed as of the close of business on January 10, 2002. As of January 10, 2002, there were outstanding 16,880,415, the Actions has been duly approved by the Consenting Shareholders holding a majority of the outstanding Common Stock, approval or consent of the remaining shareholders is not required and is not being solicited hereby or by any other means.

        The Utah Business Corporation Act does not provide for dissenters' rights in connection with the adoption of the Actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Common Stock as of January 10, 2002 by: (I) each director; (ii) each of the executive officers; (iii) all executive officers and directors of Highway as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of the Common Stock. Unless otherwise stated in the notes to the table, each person named below has sole authority to vote and dispose of the shares shown. Under Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, in calculating percentage ownership, each person named below is deemed to beneficially own securities that such person has the right to acquire within sixty days through the exercise of any option or warrant or through the conversion of any security, but securities subject to options, warrants or conversion rights owned by others (even if exercisable or convertible within sixty days) are not deemed to be outstanding shares. The address of those individuals for which an address is not otherwise indicated 430 Fourth Street Ogden, Utah 84404.

                              BENEFICIAL OWNERSHIP

                               Number of Shares     Percentage Ownership
NAME
Peter Chandler                     2,000,000                 85%

All Directors and Executive        2,000,000                 85%
Officers (1 person)


                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  /s/ Pete Chandler
                                  --------------------------------
                                      Pete Chandler

                                   FORM 10-QSB
--------------------------------------------------------------------------------

A COPY OF HIGHWAY'S FORM 10-QSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO HIGHWAY 430 FOURTH STREET, OGDEN UTAH 84404.

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

      AGREEMENT  AND  PLAN  OF  MERGER,  dated  as of  December  21,  2001  (the
"Agreement"), among Highway One-OWeb, a Utah corporation, ("Highway"), Pete Chandler ("Mr. Chandler") and Export Erez USA, Inc., a Delaware corporation (the "Company"). Highway, Mr. Chandler and the Company are collectively referred to herein as the "Parties." Highway and Mr. Chandler are sometimes referred to herein collectively as the "Highway Parties."

                                    RECITALS:

      WHEREAS, the respective boards of directors of each of Highway and the Company have approved the merger of the Company with and into Highway (the "MERGER") and approved the Merger upon the terms and subject to the conditions set forth in this Agreement;

      WHEREAS,  Mr.  Chandler  is  the  principal   shareholder  of
Highway and will benefit from the transaction contemplated herein;

      WHEREAS, it is intended that, for federal income tax purposes, the Merger shall qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "CODE");

      WHEREAS, the Company and Highway desire to make certain representations, warranties, covenants and agreements in connection with this Agreement; and

      WHEREAS, Highway currently has 2,348,000 shares of Common Stock issued and outstanding. After giving effect to the exchange of shares herein, the total capitalization of Highway shall be 25,000,000 shares of Common Stock outstanding.

      NOW, THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

    1.1   CERTAIN DEFINITIONS.
          --------------------

     The following terms shall, when used in this Agreement, have the following meanings:

       "Affiliate" means, with respect to any Person: (i) any Person directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of such other Person (other than passive or institutional investors); (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by, or under common control with such other Person; and
(iv) any officer, director or partner of such other Person. "Control" for the foregoing purposes shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or voting interests, by contract or otherwise.

      "Business Day" means any day other than Saturday, Sunday or a day on which banking institutions in Los Angeles, Delaware, are required or authorized to be closed.

      "Code" means the United States Internal Revenue Code of 1986, as amended.

      "Collateral  Documents"  mean  the  Exhibits,   Schedules  and  any  other
documents, instruments and certificates to be executed and delivered by the Parties hereunder or thereunder.

      "Commission"   means  the  Securities  and  Exchange   Commission  or  any
Regulatory Authority that succeeds to its functions.

      "Commissioner" means the Commissioner of Corporations of the State of Delaware.

      "Company Assets" mean all properties, assets, privileges, powers, rights, interests and claims of every type and description that are owned, leased, held, used or useful in the Company Business and in which the Company has any right, title or interest or in which the Company acquires any right, title or interest on or before the Closing Date, wherever located, whether known or unknown, and whether or not now or on the Closing Date on the books and records of the Company, but excluding any of the foregoing, if any, transferred prior to the Closing pursuant to this Agreement or any Collateral Documents.

      "Company Business" means production and marketing of textile products designed to provide personal protection, such as bulletproof vests, and associated heavy fabric products, such as tents and other camping equipment.

      "Company Common Stock" means the common shares of the Company.

      "Company Shareholders" means, as of any particular date, the holders of Company Common Stock on that date.

      "Encumbrance" means any material mortgage, pledge, lien, encumbrance, charge, security interest, security agreement, conditional sale or other title retention agreement, limitation, option, assessment, restrictive agreement, restriction, adverse interest, restriction on transfer or exception to or material defect in title or other ownership interest (including restrictive covenants, leases and licenses).

       "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

      "GAAP" means United States generally accepted accounting principles as in effect from time to time.

      "Highway Assets" mean all properties, assets, privileges, powers, rights, interests and claims of every type and description that are owned, leased, held, used or useful in the Highway Business and in which Highway or any of its Subsidiaries has any right, title or interest or in which Highway or any of its Subsidiaries acquires any right, title or interest on or before the Closing Date, wherever located, whether known or unknown, and whether or not now or on the Closing Date on the books and records of Highway or any of its Subsidiaries.

      "Highway Business" means the business conducted by Highway and its Subsidiaries.

      "Highway  Common  Stock"  means the  common  shares of  Highway  par value
$0.001.

      "Highway Securities Filings" means Highway's annual report on Form 10-KSB for the year ended December 31, 2000, its quarterly reports on Form 10-QSB, and all other reports filed and to be filed with the Commission prior to the Effective Time.

      "Legal Requirement" means any statute, ordinance, law, rule, regulation, code, injunction, judgment, order, decree, ruling, or other requirement enacted, adopted or applied by any Regulatory Authority, including judicial decisions applying common law or interpreting any other Legal Requirement.

      "Losses" shall mean all damages, awards, judgments, assessments, fines, sanctions, penalties, charges, costs, expenses, payments, diminutions in value and other losses, however suffered or characterized, all interest thereon, all costs and expenses of investigating any claim, lawsuit or arbitration and any appeal therefrom, all actual attorneys', accountants' investment bankers' and expert witness' fees incurred in connection therewith, whether or not such claim, lawsuit or arbitration is ultimately defeated and, subject to Section 9.4, all amounts paid incident to any compromise or settlement of any such claim, lawsuit or arbitration.

      "Liability" means any liability or obligation (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

      "Material Adverse Effect" means a material adverse effect on (i) the assets, Liabilities, properties or business of the Parties, (ii) the validity, binding effect or enforceability of this Agreement or the Collateral Documents or (iii) the ability of any Party to perform its obligations under this Agreement and the Collateral Documents; provided, however, that none of the following shall constitute a Material Adverse Effect on the Company: (i) the filing, initiation and subsequent prosecution, by or on behalf of shareholders of any Party, of litigation that challenges or otherwise seeks damages with respect to the Merger, this Agreement and/or transactions contemplated thereby or hereby, (ii) occurrences due to a disruption of a Party's business as a result of the announcement of the execution of this Agreement or changes caused by the taking of action required by this Agreement, (iii) general economic conditions, or (iv) any changes generally affecting the industries in which a Party operates.

      "Merger Shares" means the shares of Highway Common Stock deliverable by Highway in exchange for Company Common Stock pursuant to Section 2.6.

      "Person" means any natural person, corporation, partnership, trust, unincorporated organization, association, limited liability company, Regulatory Authority or other entity.

       "Regulatory Authority" means: (i) the United States of America; (ii) any state, commonwealth, territory or possession of the United States of America and any political subdivision thereof (including counties, municipalities and the like); (iii) Canada and any other foreign (as to the United States of America) sovereign entity and any political subdivision thereof; or (iv) any agency, authority or instrumentality of any of the foregoing, including any court, tribunal, department, bureau, commission or board.

      "Representative" means any director, officer, employee, agent, consultant,
advisor  or  other   representative  of  a  Person,   including  legal  counsel,
accountants and financial advisors.

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

      "Subsidiary" of a specified Person means (a) any Person if securities having ordinary voting power (at the time in question and without regard to the happening of any contingency) to elect a majority of the directors, trustees, managers or other governing body of such Person are held or controlled by the specified Person or a Subsidiary of the specified Person; (b) any Person in which the specified Person and its subsidiaries collectively hold a 50% or greater equity interest; (c) any partnership or similar organization in which the specified Person or subsidiary of the specified Person is a general partner; or (d) any Person the management of which is directly or indirectly controlled by the specified Person and its Subsidiaries through the exercise of voting power, by contract or otherwise.

      "Tax" means any U.S. or non U.S. federal, state, provincial, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, intangible property, recording, occupancy, sales, use, transfer, registration, value added minimum, estimated or other tax of any kind whatsoever, including any interest, additions to tax, penalties, fees, deficiencies, assessments, additions or other charges of any nature with respect thereto, whether disputed or not.

    1.2   OTHER DEFINITIONS.
    ------------------------

     The following terms shall, when used in this Agreement, have the meanings assigned to such terms in the Sections indicated.

TERM                                                       SCHEDULE
----                                                       --------
"Agreement"................................................Preamble
 "Certificate of Merger"....................................    2.5
"URS".......................................................    2.1
"Closing"...................................................   2.10
"Closing Date"..............................................   2.10
"Company Common Stock"...................................... 2.7(a)
"Company Certificates"...................................... 2.7(a)
"Company Financial Statements"..............................    3.8
"Company Intellectual Property Rights"......................    3.6
"Current Market Price"...................................... 2.7(a)
"Dissenting Shares".........................................    2.9
"Effective Time"............................................    2.5
"Excluded Shares"........................................... 2.6(a)
"Highway Parties"..........................................Preamble
"Material Company Contract".................................    3.4
"Material Highway Contract".................................    4.4
"Merger"....................................................    2.1
"Options"................................................... 3.2(b)
"Parties"..................................................Preamble
"Preferred Stock"........................................... 3.2(a)
"Shareholders' Meeting".....................................    5.4
"Surviving Corporation".....................................    2.1

                                   ARTICLE II
                                   THE MERGER

    2.1   MERGER; SURVIVING CORPORATION.
    ------------------------------------

     In accordance with and subject to the provisions of this Agreement and the Utah Revised Statues ("URS"), at the Effective Time, the Company shall be merged with and into Highway (the "Merger"), and Highway shall be the surviving corporation in the Merger (hereinafter sometimes called the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Utah. At the Effective Time, the separate existence of the Company shall cease. All properties, franchises and rights belonging to the Company, by virtue of the Merger and without further act or deed, shall be vested in the Surviving Corporation, which shall thenceforth be responsible for all the liabilities and obligations of the Company.

    2.2   ARTICLES OF INCORPORATION.
    --------------------------------

     The Company's articles of incorporation, as in effect at the Effective Time, shall be amended and restated effective at the Effective Time to be as set forth in Exhibit A attached hereto, and, as so amended and restated shall thereafter continue in full force and effect as the articles of incorporation of the Surviving Corporation until altered or amended as provided therein or by law. 2.3 BY-LAWS. The Company's by-laws, as in effect at the Effective Time, shall be the by-laws of the Surviving Corporation until altered, amended or repealed as provided therein or by law.

    2.4 DIRECTORS AND OFFICERS.
    ---------------------------

      The directors of the Company prior to the Effective Time shall be the directors of the Surviving Corporation. The members of the board of directors of the Surviving Corporation shall serve thereafter in accordance with the articles of incorporation and by-laws of the Surviving Corporation and the URS. The officers of the Company prior to the Effective Time shall continue to serve as officers of the Surviving Corporation in accordance with the articles of incorporation and by-laws of the Surviving Corporation and the URS.

    2.5   EFFECTIVE TIME.
    ---------------------

     The Merger shall become effective at the time and date that the agreement of merger with an officers' certificate of each of Highway and the Company (the "Certificate of Merger"), in form and substance acceptable to the Parties, is accepted for filing by the Secretary of State of the State of Utah. The Certificate of Merger shall be executed by the Company and delivered to the Secretary of State of the State of Utah for filing on the Closing Date. The date and time when the Merger becomes effective are referred to herein as the "Effective Time.

    2.6   MERGER SHARES; CONVERSION AND CANCELLATION OF SECURITIES.
    ---------------------------------------------------------------

      (a) CONVERSION OF COMPANY COMMON STOCK. At the Effective Time, all shares of Company Common Stock outstanding immediately before the Effective Time, other than shares described in Section 2.6(b) and other than Dissenting Shares, collectively, the "Excluded Shares", shall be converted, by virtue of the Merger, into 21,020,000 shares of Highway Common Stock (the "Merger Shares") on a post-split basis or 84% of Highway's issued and outstanding capital stock on a fully diluted basis, subject to the following:

               (i) in exchange for certain intellectual property of Highway, certain shareholders of Highway shall consent to the cancellation of 1,950,000 of their shares of Common Stock on a pre-split basis;

               (ii) Highway shall effect a 10:1 forward stock split prior to the
                    Closing Date;

               (iii)the  allocation  of the  Merger  Shares  among  the  Company
                    Shareholders, excluding the holders of Dissenting Shares, shall be as set forth on Exhibit B to be delivered to Highway at least one business day prior to the Closing; and

               (iv) except  as set forth  herein,  if  between  the date of this
                    Agreement and the Closing Date, Highway shall declare a stock split or declare a dividend on Highway Common Stock payable in Highway Common Stock (or set a record date with respect thereto), the number of Merger Shares determined above shall be adjusted to reflect fully the appropriate effect of any such subdivision, combination or dividend.

     Each Excluded Share shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, shall be cancelled and retired without payment of any consideration therefor and shall cease to exist and each certificate of such shares shall thereafter represent only the right to the Merger Shares and any distribution or dividend pursuant to Section 2.7(b).

          (b) TREASURY SHARES, ETC. Each share of Company Common Stock held in the treasury of the Company and each share of Company Common Stock, if any, held by Highway or any Subsidiary of Highway or of the Company immediately before the Effective Time shall be cancelled and extinguished, and nothing shall be issued or paid in respect thereof.

          (c) FRACTIONAL SHARES. No certificates or scrip evidencing fractional shares of Highway Common Stock shall be issued in exchange for Company Common Stock. All fractional shares amounts shall be rounding up to the nearest whole share.

    2.7   SURRENDER OF COMPANY CERTIFICATES.
    ----------------------------------------

          (a) EXCHANGE PROCEDURES. Promptly after the Effective Time, Highway or its appointed designee shall mail to each holder of a certificate or certificates of Company Common Stock ("Company Certificates") whose shares are converted into the right to receive the Merger Shares, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Company Certificates shall pass to Highway, only upon delivery of the Company Certificates to Highway and which shall be in such form and have such other provisions as Highway may reasonably specify) and (ii) instructions for use in effecting the surrender of the Company Certificates in exchange for the Merger Shares and any dividends or other distributions pursuant to Section 2.7(b). Upon surrender of Company Certificates for cancellation to Highway, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Company Certificates shall be entitled to receive the Merger Shares in exchange therefor and any dividends or distributions payable pursuant to Section 2.7(b), and the Company Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Company Certificates will be deemed from and after the Effective Time, for all corporate purposes, subject to Section 2.9, to evidence the ownership of the number of full shares of Highway Common Stock into which such shares of the Company Common Stock shall have been so converted and any dividends or distributions payable pursuant to Section 2.7(b).
Notwithstanding the foregoing, if any Company Certificate is lost, stolen, destroyed or mutilated, such holder shall provide evidence reasonably satisfactory to Highway as to such loss, theft, destruction or mutilation and an affidavit in form and substance satisfactory to Highway, and, thereupon, such holder shall be entitled to receive the Merger Shares in exchange therefor and any dividends or distributions payable pursuant to Section 2.7(b), and the Company Certificates so surrendered shall forthwith be canceled.

          (b) DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES. No dividends or other distributions declared or made after the date of this Agreement with respect to Highway Common Stock with a record date after the Effective Time, will be paid to the holders of any unsurrendered Company Certificates with respect to the shares of Highway Common Stock represented thereby until the holders of record of such Company Certificates shall surrender such Company Certificates or, in the case of any Company Certificate which is lost, stolen, destroyed or mutilated, an affidavit in form and substance satisfactory to Highway. Subject to applicable law, following surrender of any such Company Certificates or delivery of such affidavit, Highway shall deliver to the record holders thereof, without interest, the Merger Shares hereof and the amount of any such dividends or other distributions with a record date after the Effective Time payable with respect to such whole shares of Highway Common Stock.

          (c) TRANSFERS OF OWNERSHIP. If certificates for shares of Highway Common Stock are to be issued in a name other than that in which the Company Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the Company Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer and that the persons requesting such exchange will have paid to Highway or any agent designated by it any transfer or other taxes required by reason of the issuance of certificates for shares of Highway Common Stock in any name other than that of the registered holder of the Company Certificates surrendered, or established to the satisfaction of Highway or any agent designated by it that such tax has been paid or is not payable.

          (d) REQUIRED WITHHOLDING. In connection with any payment to any holder or former holder of the Company Common Stock, each of Highway and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of the Company Common Stock such amounts as may be required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign tax law or under any other applicable laws. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

          (e) NO  LIABILITY.  Notwithstanding  anything to the  contrary in this
Schedule 2.7, neither Highway, the Surviving Corporation nor any party hereto shall be liable to any Person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Company Certificate shall not have been surrendered prior to the date immediately prior to the date on which such property would otherwise escheat to or become the property of any Governmental or Regulatory Authority, any such property, to the extent permitted by applicable law, shall become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

          (f) TERMINATION. Any holders of the Company Certificates who have not complied with this ARTICLE II shall look only to Highway or the Surviving Corporation for, and Highway and the Surviving Corporation shall remain liable for, payment of their claim for Merger Shares and any dividends or distributions with respect to Highway Common Stock, without interest thereon.

    2.8   STOCK TRANSFER BOOKS.
    ---------------------------

      At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers of shares of Company Common Stock thereafter on the records of the Company.

    2.9   DISSENTING SHARES.
    ------------------------

      Shares of Company Common Stock which are issued and outstanding immediately prior to the Effective Time and which are held by persons who have properly exercised, and not withdrawn or waived, appraisal rights with respect thereto in accordance with Section 262 of the Delaware General Corporation Law ("DGCL"), (the "Dissenting Shares"), will not be converted into the right to receive the Merger Shares, and holders of such shares of Company Common Stock will be entitled, in lieu thereof, to receive payment of the appraised value of such shares of Company Common Stock in accordance with the provisions of Section 262 unless and until such holders fail to perfect or effectively withdraw or lose their rights to appraisal and payment under the DGCL. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses such right, such shares of Company Common Stock will thereupon be treated as if they had been converted at the Effective Time into the right to receive the Merger Shares, without any interest thereon. The Company will give Highway prompt notice of any demands received by the Company for appraisal of shares of Company Common Stock. Prior to the Effective Time, the Company will not, except with the prior written consent of Highway make any payment with respect to, or settle or offer to settle, any such demands.

    2.10  TREATMENT OF CERTAIN OUTSTANDING DERIVATIVE SECURITIES.
    -------------------------------------------------------------

      At the Effective Time, Highway will (a) issue new stock options to the optionees with respect to the stock options of the Company; and (b) issue new warrants to the holders with respect to warrants of the Company, on the same terms and conditions as such derivative securities were originally issued, except that the number of shares issuable upon exercise shall be adjusted to reflect the exchange ratio set forth in Section 2.6. Upon such issuance, the Company shall cause all such options and warrants to terminate, without liability to Highway or the Surviving Corporation. Subject to Section 2.9, all other rights to acquire any shares of the Company Common Stock including all shares of Preferred Stock shall be either converted into shares of the Company Common Stock or exercised prior to the Closing Date. Any such derivative securities not so converted or exercised shall be terminated without liability to Highway or the Surviving Corporation.

    2.11  RESTRICTIVE LEGEND.
    -------------------------

      All  certificates   representing  the  Merger  Shares  shall  contain  the
following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE, INCLUDING CERTAIN VOTING AND TRANSFER RIGHTS WITH RESPECT THERETO, ARE SUBJECT TO THE TERMS OF AN AGREEMENT AND PLAN OF MERGER, BY AND BETWEEN HIGHWAY ONE-OWEB, EXPORT EREZ USA, INC. AND PETE CHANDLER, A COPY OF WHICH IS ON FILE IN THE PRINCIPAL OFFICE OF THE ISSUER."

    2.12 CLOSING.
    -------------

      The closing of the transactions contemplated by this Agreement and the Collateral Documents ("Closing") shall take place at the offices of Loeb & Loeb LLP, 10100 Santa Monica Boulevard, Suite 2200, Los Angeles, California 90067, or at such other location as the parties may agree, at 11:00 a.m., Pacific Time, on a Business Day specified by Highway on at least two business days notice to the Company that may be on, but shall not be more than five Business Days after, all conditions precedent to the Closing set forth in ARTICLE VII and ARTICLE VIII have been satisfied or waived, or on such other date and at such other time as the Parties may agree, provided that all such conditions precedent have been satisfied or waived. The date on which the Closing actually occurs is referred to herein as the "Closing Date."

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to Highway that the statements contained in this ARTICLE III are correct and complete as of the date of this Agreement and, except as provided in Section 7.1, will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ARTICLE III, except in the case of representations and warranties stated to be made as of the date of this Agreement or as of another date and except for changes contemplated or permitted by this Agreement).

    3.1   ORGANIZATION AND QUALIFICATION.
    -------------------------------------

      The Company and each of its Subsidiaries, collectively referred to herein as the Company, is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization. The Company has all requisite power and authority to own, lease and use its assets as they are currently owned, leased and used and to conduct its business as it is currently conducted. The Company is duly qualified or licensed to do business in and is in good standing in each jurisdiction in which the character of the properties owned, leased or used by it or the nature of the activities conducted by it make such qualification necessary, except any such jurisdiction where the failure to be so qualified or licensed would not have a Material Adverse Effect on the Company or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of the Company to perform its obligations under this Agreement or any of the Collateral Documents.

    3.2   CAPITALIZATION.
    ---------------------

      (a) As of the date hereof, the authorized, issued and outstanding capital stock and other ownership interests of the Company consists of 100,000,000 shares of common stock, $.0001 par value of which 13,157,900 shares are outstanding and 20,000,000 shares of Preferred Stock, $.0001 par value per share (the "PREFERRED STOCK"), of which none are outstanding. All of the outstanding Company Common Stock and Preferred Stock have been duly authorized and are validly issued, fully paid and nonassessable.

      (b) Schedule 3.2(b)(i) lists all outstanding or authorized options, warrants, purchase rights, preemptive rights or other contracts or commitments that could require the Company to issue, sell, or otherwise cause to become outstanding any of its capital stock or other ownership interests (collectively "Options"). (c) All of the issued and outstanding capital stock of Company has been duly authorized and are validly issued and outstanding, fully paid and nonassessable and have been issued in compliance with applicable securities laws and other applicable Legal Requirements or transfer restrictions under applicable securities laws.

    3.3   AUTHORITY AND VALIDITY.
    -----------------------------

      The Company has all requisite corporate power to execute and deliver, to perform its obligations under, and to consummate the transactions contemplated by, this Agreement (subject to the approval of the Company Shareholders as contemplated by Section 5.4 and to receipt of any consents, approvals, authorizations or other matters). The execution and delivery by the Company of, the performance by the Company of its obligations under, and the consummation by the Company of the transactions contemplated by, this Agreement have been duly authorized by all requisite action of the Company (subject to the approval of the Company Shareholders as contemplated by Section 5.4). This Agreement has been duly executed and delivered by the Company and (assuming due execution and delivery by the Highway Parties and approval by the Company Shareholders) is the legal, valid, and binding obligation of the Company, enforceable against it in accordance with its terms. Upon the execution and delivery of the Collateral Documents by each Person (other than the Highway Parties) that is required by this Agreement to execute, or that does execute, this Agreement or any of the Collateral Documents, and assuming due execution and delivery thereof by the Highway Parties, the Collateral Documents will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

    3.4   NO BREACH OR VIOLATION.
    -----------------------------

    Subject to obtaining the consents, approvals, authorizations, and orders of and making the registrations or filings with or giving notices to Regulatory Authorities and Persons identified herein, the execution, delivery and performance by the Company of this Agreement and the Collateral Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof, do not and will not conflict with, constitute a violation or breach of, constitute a default or give rise to any right of termination or acceleration of any right or obligation of the Company under, or result in the creation or imposition of any Encumbrance upon the Company, the Company Assets, the Company Business or the Company Common Stock.

    3.5   CONSENTS AND APPROVALS.
    -----------------------------

      Except for requirements described in Section 5.4, no consent, approval, authorization or order of, registration or filing with, or notice to, any Regulatory Authority or any other Person is necessary to be obtained, made or given by the Company in connection with the execution, delivery and performance by the Company of this Agreement or any Collateral Document or for the consummation by the Company of the transactions contemplated hereby or thereby, except to the extent the failure to obtain any such consent, approval, authorization or order or to make any such registration or filing would not have a Material Adverse Effect on the Company or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of the Company to perform its obligations under this Agreement or any of the Collateral Documents.

    3.6   INTELLECTUAL PROPERTY.
    ----------------------------

      To the knowledge of the Company, the Company has good title to or the right to use all material company intellectual property rights and all material inventions, processes, designs, formulae, trade secrets and know-how necessary for the operation of the Company Business without the payment of any royalty or similar payment.

    3.7   COMPLIANCE WITH LEGAL REQUIREMENTS.
    -----------------------------------------

      The Company has operated the Company Business in compliance with all Legal Requirements applicable to the Company except to the extent the failure to operate in compliance with all material Legal Requirements would not have a Material Adverse Effect on the Company or Material Adverse Effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents.

    3.8   FINANCIAL STATEMENTS.
    ---------------------------

      The Company's financial statements (including the notes thereto) ("Company Financial Statements") have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated in the notes thereto) and present fairly in all material respects the financial condition of the Company and its results of operations as of the dates and for the periods indicated (except as may be indicated in the notes thereto), subject in the case of the interim unaudited financial statements only to normal year-end adjustments (none of which will be material in amount) and the omission of footnotes. 3.9 ORDINARY COURSE. The Company conducted its business, marketed its real property and equipment and kept its books of accounts, records and files, substantially in the same manner as previously conducted.

    3.10  LITIGATION.
    -----------------

      Except as set forth on Schedule 3.10, as of the date of this Agreement (i) there are no outstanding judgments or orders against or otherwise affecting or related to the Company, the Company Business or the Company Assets; (ii) there is no action, suit, complaint, proceeding or investigation, judicial, administrative or otherwise, that is pending or, to the Company's knowledge, threatened that, if adversely determined, would have a Material Adverse Effect on the Company or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents.

    3.11  TAXES.
    ------------

      The Company has duly and timely filed in proper form all Tax Returns for all Taxes required to be filed with the appropriate Regulatory Authority, except where such failure would not have a Material Adverse Effect on the Company.

    3.12 BOOKS AND RECORDS.
    -----------------------

      The books and records of the Company accurately and fairly represent the Company Business and its results of operations in all material respects. All accounts receivable and inventory of the Company Business are reflected properly on such books and records in all material respects.

    3.13 BROKERS OR FINDERS.
    ------------------------

      No broker or finder has acted directly or indirectly for the Company, the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement, and neither the Company, nor any of its Affiliates has incurred any obligation to pay any brokerage or finder's fee or other commission in connection with the transaction contemplated by this Agreement.

    3.14  PROXIES.
    --------------

      Company management holds, or prior to the Closing will hold, irrevocable proxies from the Company Shareholders adequate to ensure Company Shareholder approval of the Merger as required by applicable law.

    3.15  DISCLOSURE.
    ------------------

      No representation or warranty of the Company in this Agreement or in the Collateral Documents and no statement in any certificate furnished or to be furnished by the Company pursuant to this Agreement contained, contains or will contain on the date such agreement or certificate was or is delivered, or on the Closing Date, any untrue statement of a material fact, or omitted, omits or will omit on such date to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

    3.16  FILINGS.
    --------------

      The Company has made all of the filings required by the Securities Act of 1933, as amended, and the Exchange Act of 1934, as amended, required to be made and no such filing contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, not misleading.

                                   ARTICLE IV
              REPRESENTATIONS AND WARRANTIES OF THE HIGHWAY PARTIES

      Each of the Highway Parties, jointly and severally, represent and warrant to the Company that the statements contained in this ARTICLE IV are correct and complete as of the date of this Agreement and, except as provided in Section 8.1, will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ARTICLE IV, except in the case of representations and warranties stated to be made as of the date of this Agreement or as of another date and except for changes contemplated or permitted by the Agreement).

    4.1   ORGANIZATION AND QUALIFICATION.
    -------------------------------------

      Highway is a corporation duly organized, validly existing and in good standing under the laws of Utah and each Subsidiary of Highway is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation. Highway has, and each Subsidiary of Highway has all requisite power and authority to own, lease and use its assets as they are currently owned, leased and used and to conduct its business as it is currently conducted. Highway is, and each of its Subsidiaries is, duly qualified or licensed to do business in and is in good standing in each jurisdiction in which the character of the properties owned, leased or used by it or the nature of the activities conducted by it makes such qualification necessary, except any such jurisdiction where the failure to be so qualified or licensed and in good standing would not have a Material Adverse Effect on Highway or a Material Adverse Effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of the Company or any of the Highway Parties to perform their obligations under this Agreement or any of the Collateral Documents.

    4.2   CAPITALIZATION.
    ---------------------

      (a) As of the date hereof, Highway's authorized capital stock of 100,000,000 shares of common stock, $0.001 par value of which there are 2,348,000 shares outstanding. The shares of Highway Common Stock included in the Merger Shares, when issued in accordance with this Agreement, will have been duly authorized, validly issued and outstanding and will be fully paid and nonassessable.

      (b) Schedule 4.2(b) lists all outstanding or authorized options, warrants, purchase rights, preemptive rights or other contracts or commitments that could require Highway or any of its Subsidiaries to issue, sell, or otherwise cause to become outstanding any of its capital stock or other ownership interests.

      (c) All of the issued and outstanding shares of Highway Capital Stock, and all outstanding ownership interests of each of Highway's Subsidiaries have been duly authorized and are validly issued and outstanding, fully paid and nonassessable (with respect to Subsidiaries that are corporations) and have been issued in compliance with applicable securities laws and other applicable Legal Requirements.

    4.3   AUTHORITY AND VALIDITY.
    -----------------------------

      Each Highway Party has all requisite power to execute and deliver, to perform its obligations under, and to consummate the transactions contemplated by, this Agreement and the Collateral Documents. The execution and delivery by each Highway Party of, the performance by each Highway Party of its respective obligations under, and the consummation by the Highway Parties of the transactions contemplated by, this Agreement and the Collateral Documents have been duly authorized by all requisite action of each Highway Party. This Agreement has been duly executed and delivered by each of the Highway Parties and (assuming due execution and delivery by the Company) is the legal, valid and binding obligation of each Highway Party, enforceable against each of them in accordance with its terms. Upon the execution and delivery by each of the Highway Parties of the Collateral Documents to which each of them is a party, and assuming due execution and delivery thereof by the other parties thereto, the Collateral Documents will be the legal, valid and binding obligations of each such Person, as the case may be, enforceable against each of them in accordance with their respective terms.

    4.4   NO BREACH OR VIOLATION.
    -----------------------------

      Subject to obtaining the consents, approvals, authorizations, and orders of and making the registrations or filings with or giving notices to Regulatory Authorities and Persons identified herein, the execution, delivery and performance  by the  Highway  Parties  of  this  Agreement  and  the  Collateral
Documents to which each is a party and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof, do not and will not conflict with, constitute a violation or breach of, constitute a default or give rise to any right of termination or acceleration of any right or obligation of any Highway Party under, or result in the creation or imposition of any Encumbrance upon the property of Highway.

    4.5   CONSENTS AND APPROVALS.
    -----------------------------

      Except for requirements under applicable United States or state securities laws, no consent, approval, authorization or order of, registration or filing with, or notice to, any Regulatory Authority or any other Person is necessary to be obtained, made or given by any Highway Party in connection with the execution, delivery and performance by them of this Agreement or any Collateral Documents or for the consummation by them of the transactions contemplated hereby or thereby, except to the extent the failure to obtain such consent, approval, authorization or order or to make such registration or filings or to give such notice would not have a Material Adverse Effect on Highway or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of the Company or any of the Highway Parties to perform its obligations under this Agreement or any of the Collateral Documents.

    4.6   COMPLIANCE WITH LEGAL REQUIREMENTS.
    -----------------------------------------

      Highway and its Subsidiaries have operated Highway Business in compliance with all material Legal Requirements applicable to Highway and its Subsidiaries, except to the extent the failure to operate in compliance with all material Legal Requirements would not have a Material Adverse Effect on Highway or a Material Adverse Effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents.

    4.7   LITIGATION.
    -----------------

      Except as set forth on Schedule 4.7 or in the Highway Securities Filings filed through the date hereof, (i) there are no outstanding judgments or orders against or otherwise affecting or related to Highway, any of its Subsidiaries, or their business or assets; and (ii) there is no action, suit, complaint, proceeding or investigation, judicial, administrative or otherwise, that is pending or, to the best knowledge of any Highway Party, threatened that, if adversely determined, would have a

Material Adverse Effect on Highway or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents.

    4.8   ORDINARY COURSE.
    ----------------------

      Since the date of the balance sheet included in the most recent Highway Securities Filings filed through the date hereof, there has not been any occurrence, event, incident, action, failure to act or transaction involving Highway or any of its Subsidiaries which is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on Highway.

    4.9   ASSETS AND LIABILITIES.
    -----------------------------

      As of  the  date  of  this  Agreement,  neither  Highway  nor  any  of its
Subsidiaries  has any  Assets  or  Liability,  except  for the  (i)  Assets  and
Liabilities disclosed on Schedule 4.9 and (ii) Liabilities incurred in connection with the consummation of the transaction contemplated by this Agreement.

    4.10 TAXES.
    -----------

      Highway has, and each of its Subsidiaries has, duly and timely filed in proper form all Tax Returns for all Taxes required to be filed with the appropriate Governmental Authority, except where such failure to file would not have a Material Adverse Effect on Highway.

    4.11  BOOKS AND RECORDS.
    ------------------------

      The books and records of Highway and its Subsidiaries accurately and fairly represent the Highway Business and its results of operations in all material respects. All accounts receivable and inventory of the Highway Business are reflected properly on such books and records in all material respects.

    4.12  ENVIRONMENTAL MATTERS.
    ----------------------------

     Neither Highway nor any of the Highway Subsidiaries has violated any Environmental Laws, lacks any permits, licenses or other approvals required of them under applicable Environmental Laws or is violating any term or condition of any such permit, license or approval, except in each case as would not, individually or in the aggregate, result in a Material Adverse Effect on Highway.

    4.13  FINANCIAL AND OTHER INFORMATION.
    --------------------------------------

      (a) The historical financial statements (including the notes thereto) contained (or incorporated by reference) in the Highway Securities Filings have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated in the notes thereto), and present fairly the financial condition of Highway and its results of operations as of the dates and for the periods indicated, subject in the case of the unaudited financial statements only to normal year-end adjustments (none of which will be material in amount) and the omission of footnotes.

      (b) Highway Securities Filings did not, as of their filing dates, contain (directly or by incorporation by reference) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (or incorporated therein by reference), in light of the circumstances under which they were or will be made, not misleading.

    4.14  TRADING.
    --------------

      No order suspending the sale or ceasing the trading or quotation of the Highway Common Stock on the Over-The-Counter Bulletin Board has been issued by any court, securities commission or regulatory authority in the United States, and no proceedings for such purpose are pending or, to the knowledge of Highway, after reasonable inquiry, threatened.

    4.15 BROKERS OR FINDERS.
    ------------------------

      No broker or finder has acted directly or indirectly for Highway, any Highway Party or any of their Affiliates in connection with the transactions contemplated by this Agreement, and neither Highway, any Highway Party nor any of their Affiliates has incurred any obligation to pay any brokerage or finder's fee or other commission in connection with the transaction contemplated by this Agreement.

    4.16  DISCLOSURE.
    -----------------

      No representation or warranty of Highway in this Agreement or in the Collateral Documents and no statement in any certificate furnished or to be furnished by Highway pursuant to this Agreement contained, contains or will contain on the date such agreement or certificate was or is delivered, or on the Closing Date, any untrue statement of a material fact, or omitted, omits or will omit on such date to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. 4.17 FILINGS. Highway has made all of the filings required by the Securities Act of 1933, as amended, and the Exchange Act of 1934, as amended, required to be made and no such filing contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, not misleading.

    4.18 TAX CONSEQUENCES.
    ----------------------

      The Highway Parties make no representation or warranty with respect to the tax consequences of the transactions contemplated by this Agreement.

                                   ARTICLE V
                            COVENANTS OF THE COMPANY

      Between the date of this Agreement and the Closing Date:

    5.1   ADDITIONAL INFORMATION.
    -----------------------------

      The Company shall provide to Highway and its Representatives such financial, operating and other documents, data and information relating to the Company, the Company Business and the Company Assets and Liabilities of the Company, as Highway or its Representatives may reasonably request.

    5.2   CONTINUITY AND MAINTENANCE OF OPERATIONS.
    -----------------------------------------------

      The Company shall, and shall cause each of its Subsidiaries to use its commercially reasonable efforts to promote the financial success of the Company Business and promptly notify Highway of any material adverse change in the condition  (financial  or  otherwise)  of  the  Company  Business  and  use  its commercially reasonable efforts to promote, develop and preserve its relationships with its present employees as well as the goodwill of its customers and promptly notify Highway of any material adverse change in such relationships.

    5.3  CONSENTS AND APPROVALS.
    ----------------------------

      As soon as practicable after execution of this Agreement, the Company shall use commercially reasonable efforts to obtain any necessary consent, approval, authorization or order of, make any registration or filing with or give any notice to, any Regulatory Authority or Person as is required to be obtained, made or given by the Company to consummate the transactions contemplated by this Agreement and the Collateral Documents.

    5.4  MEETING OF THE COMPANY SHAREHOLDERS.
    -----------------------------------------

      (a) Promptly after the execution of this Agreement, the Company will take all action necessary in accordance its Certificate of Incorporation and by-laws to convene a meeting of the Company's shareholders to consider adoption and approval of this Agreement and approval of the Merger (the "Shareholders' Meeting") to be held as promptly as practicable. The Company will use its reasonable efforts to solicit from its shareholders proxies in favor of the adoption and approval of this Agreement and the approval of the Merger and will take all other action necessary or advisable to secure the vote or consent of its shareholders required by the DGCL to obtain such approvals.

      (b) (i) The Board of Directors of the Company shall recommend that the Company's shareholders vote in favor of and adopt and approve this Agreement and approve the Merger at the Shareholders' Meeting; (ii) the Company's proxy statement shall include a statement to the effect that the Board of Directors of the Company has recommended that the Company's shareholders vote in favor of and adopt and approve this Agreement and the Merger at the Company Shareholders' Meeting; and (iii) neither the Board of Directors of the Company nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to Highway, the recommendation of the Board of Directors of the Company that the Company Shareholders vote in favor of and adopt and approve this Agreement and the Merger.

    5.5   NOTIFICATION  OF CERTAIN  MATTERS.
    ----------------------------------------

      The Company shall promptly notify Highway of any fact, event, circumstance or action known to it that is reasonably likely to cause the Company to be unable to perform any of its covenants contained herein or any condition precedent in ARTICLE VII not to be satisfied, or that, if known on the date of this Agreement, would have been required to be disclosed to Highway pursuant to this Agreement or the existence or occurrence of which would cause any of the Company's representations or warranties under this Agreement not to be correct and/or complete. The Company shall give prompt written notice to Highway of any adverse development causing a breach of any of the representations and warranties in ARTICLE III as of the date made.

    5.6   COMPANY SCHEDULES.
    ------------------------

      The Company shall, from time to time prior to Closing, supplement its Schedules with additional information that, if existing or known to it on the date of delivery to the Highway Parties, would have been required to be included therein.


                                   ARTICLE VI
                        COVENANTS OF THE HIGHWAY PARTIES

      Between the date of this Agreement and the Closing Date,

    6.1   ADDITIONAL INFORMATION.
    -----------------------------

      Highway shall provide to the Company and its Representatives such financial, operating and other documents, data and information relating to Highway and its Subsidiaries, the Highway Business and the Highway Assets and the Liabilities of Highway and its Subsidiaries, as the Company or its Representatives may reasonably request.

    6.2   NO SOLICITATIONS.
    -----------------------

      From and after the date of this Agreement until the Effective Time or termination of this Agreement pursuant to ARTICLE X, the Company will not nor will it authorize or permit any of its officers, directors, affiliates or employees or any investment banker, attorney or other advisor or representative retained by it, directly or indirectly, (i) solicit or initiate the making, submission or announcement of any other acquisition proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to any other acquisition proposal, (iii) engage in discussions with any Person with respect to any other acquisition proposal, except as to the existence of these provisions, (iv) approve, endorse or recommend any other acquisition proposal or (v) enter into any letter of intent or similar document or any contract agreement or commitment contemplating or otherwise relating to any other acquisition proposal.

    6.3   CONTINUITY AND MAINTENANCE OF OPERATIONS.
    -----------------------------------------------

      Highway shall, and shall cause each of its Subsidiaries to operate the Highway Business in a commercially reasonable manner and promptly notify the Company of any material adverse change in the condition (financial or otherwise) of the Highway Business.

    6.4 CONSENTS AND APPROVALS.
    ---------------------------

      As soon as practicable after execution of this Agreement, the Highway Parties shall use their commercially reasonable efforts to obtain any necessary consent, approval, authorization or order of, make any registration or filing with or give notice to, any Regulatory Authority or Person as is required to be obtained, made or given by any of the Highway Parties to consummate the transactions contemplated by this Agreement and the Collateral Documents.

    6.5   MEETING OF HIGHWAY SHAREHOLDERS.
    --------------------------------------

      (a) Promptly after the execution of this Agreement, Highway will take all action necessary in accordance its Articles of Incorporation and by-laws to convene a meeting of Highway's shareholders to consider adoption and approval of this Agreement, approval of the Merger, approval of a 10:1 forward stock split, approval of a change of domicile from the State of Utah or Nevada, as requested by the Company, to the State of Delaware or Nevada, as requested by the Company, and approval of a name change to such name as designated by the Company (the "Highway's Shareholders' Action") to be held as promptly as practicable. Highway will use its reasonable efforts to solicit from its shareholders proxies in favor of the adoption and approval of this Agreement and the approval of the Merger and will take all other action necessary or advisable to secure the vote or consent of its shareholders required by the Utah revised statues to obtain such approvals.

      (b) (i) The Board of Directors of Highway shall recommend that Highway's shareholders vote in favor of and adopt and approve this Agreement, approve a 10:1 forward stock split, a change of domicile from the State of Utah to the State of Delaware or Nevada, as requested by the Company and a name change to such name as designated by the Company and approve the Merger at the Shareholders' Meeting or pursuant to written consent; (ii) Highway's proxy statement or information statement shall include a statement to the effect that the Board of Directors of Highway has recommended that Highway's shareholders vote in favor of and adopt and approve this Agreement and the Merger at Highway Shareholders' Meeting or pursuant to written consent; and (iii) neither the Board of Directors of Highway nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to Highway, the recommendation of the Board of Directors of Highway that Highway Shareholders vote in favor of and adopt and approve this Agreement and the Merger.

    6.6   NOTIFICATION OF CERTAIN MATTERS.
    -------------------------------------

      Highway shall promptly notify the Company of any fact, event, circumstance or action known to it that is reasonably likely to cause any Highway Party to be unable to perform any of its covenants contained herein or any condition precedent in ARTICLE VIII not to be satisfied, or that, if known on the date of this Agreement, would have been required to be disclosed to the Company pursuant to this Agreement or the existence or occurrence of which would cause any of the Highway Parties' representations or warranties under this Agreement not to be correct and/or complete. The Highway Parties shall give prompt written notice to the Company of any adverse development causing a breach of any of the representations and warranties in ARTICLE IV.

    6.7   HIGHWAY SCHEDULES.
    ------------------------

      The Highway Parties shall, from time to time prior to Closing, supplement the Highway Schedules with additional information that, if existing or known to it on the date of this Agreement, would have been required to be included therein.

    6.8   SECURITIES FILINGS.
    -------------------------

      Highway will timely file all reports and other documents required to be filed with the Securities and Exchange Commission, which reports and other documents do not and will not contain any misstatement of a material fact, and do not and will not omit any material fact necessary to make the statements therein not misleading.

    6.9   ELECTION TO HIGHWAY'S BOARD OF DIRECTORS.
    -----------------------------------------------

      At the Effective Time of the Merger, Highway shall promptly secure the resignation of present directors in order to cause the nominees of the

Company to be appointed to Highway's board of directors and, subject to fiduciary obligations under applicable law.

                                   ARTICLE VII
           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE HIGHWAY PARTIES

      All obligations of the Highway Parties under this Agreement shall be subject to the fulfillment at or prior to Closing of each of the following conditions, it being understood that the Highway Parties may, in their sole discretion, to the extent permitted by applicable Legal Requirements, waive any or all of such conditions in whole or in part.

    7.1   ACCURACY OF REPRESENTATIONS.
    ----------------------------------

      All representations and warranties of the Company contained in this Agreement, the Collateral Documents and any certificate delivered by any of the Company at or prior to Closing shall be, if specifically qualified by materiality, true in all respects and, if not so qualified, shall be true in all material respects, in each case on and as of the Closing Date with the same effect as if made on and as of the Closing Date, except for representations and warranties expressly stated to be made as of the date of this Agreement or as of another date other than the Closing Date and except for changes contemplated or permitted by this Agreement. The Company shall have delivered to Highway a certificate dated as of the Closing Date to the foregoing effect.

    7.2 COVENANTS.
    --------------

      The Company shall, in all material respects, have performed and complied with each of the covenants, obligations and agreements contained in this Agreement and the Collateral Documents that are to be performed or complied with by them at or prior to Closing. The Company shall have delivered to a certificate dated the Closing Date to the foregoing effect.

    7.3 CONSENTS AND APPROVALS.
    ---------------------------

      All consents, approvals, permits, authorizations and orders required to be obtained from, and all registrations, filings and notices required to be made with or given to, any Regulatory Authority or Person as provided herein shall have been obtained.

    7.4   DELIVERY OF DOCUMENTS.
    ----------------------------

      The Company shall have delivered, or caused to be delivered, to Highway the following documents:

          (i) Certified copies of the Company's  articles of  incorporation  and by-laws and certified resolutions of the board of directors and Shareholders of the Company authorizing the execution of this Agreement and the Collateral Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby.

          (ii) Such other documents and instruments as Highway may reasonably request: (A) to evidence the accuracy of the Company's representations and warranties under this Agreement, the Collateral Documents and any documents, instruments or certificates required to be delivered thereunder;
     (B) to evidence the performance by the Company of, or the compliance by the Company with, any covenant, obligation, condition and agreement to be performed or complied with by the Company under this Agreement and the Collateral Documents; or (C) to otherwise facilitate the consummation or performance of any of the transactions contemplated by this Agreement and the Collateral Documents.

    7.5   NO MATERIAL ADVERSE CHANGE.
    ---------------------------------

      Since the date hereof, there shall have been no material adverse change in the Company Assets, the Company Business or the financial condition or operations of the Company, taken as a whole.

    7.6   LOCK-UP AGREEMENTS.
    -------------------------

      The Company will have obtained signed Lock-Up Agreements, a form of which is attached hereto as Exhibit A, from the Company's shareholders set forth on
Schedule 7.6.

                                  ARTICLE VIII
               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

      All obligations of the Company under this Agreement shall be subject to the fulfillment at or prior to Closing of the following conditions, it being understood that the Company may, in its sole discretion, to the extent permitted by applicable Legal Requirements, waive any or all of such conditions in whole or in part.

    8.1   ACCURACY OF REPRESENTATIONS.
    ----------------------------------

      All representations and warranties of the Highway Parties contained in this Agreement and the Collateral Documents and any other document, instrument or certificate delivered by any of the Highway Parties at or prior to the Closing shall be, if specifically qualified by materiality, true and correct in all respects and, if not so qualified, shall be true and correct in all material respects, in each case on and as of the Closing Date with the same effect as if made on and as of the Closing Date, except for representations and warranties expressly stated to be made as of the date of this Agreement or as of another date other than the Closing Date and except for changes contemplated or permitted by this Agreement. The Highway Parties shall have delivered to the Company a certificate dated as of the Closing Date to the foregoing effect.

    8.2   COVENANTS.
    ----------------

      The Highway Parties shall, in all material respects, have performed and complied with each obligation, agreement, covenant and condition contained in this Agreement and the Collateral Documents and required by this Agreement and the Collateral Documents to be performed or complied with by the Highway Parties at or prior to Closing. The Highway Parties shall have delivered to the Company a certificate dated the Closing Date to the foregoing effect.

    8.3   CONSENTS AND APPROVALS.
    -----------------------------

      All consents; approvals, authorizations and orders required to be obtained from, and all registrations, filings and notices required to be made with or given to, any Regulatory Authority or Person as provided herein shall have been obtained.

    8.4   DELIVERY OF DOCUMENTS.
    ---------------------------

      The Highway Parties, as applicable, shall have executed and delivered, or caused to be executed and delivered, to the Company the following documents:

      (i)   Certified  copies of the  articles of  incorporation  and by-laws of
            Highway and certified resolutions by the board of directors authorizing the execution of this Agreement and the Collateral Documents and the consummation of the transactions contemplated hereby.

      (ii) Such other documents and instruments as the Company may reasonably request: (A) to evidence the accuracy of the representations and warranties of the Highway Parties under this Agreement and the Collateral Documents and any documents, instruments or certificates required to be delivered thereunder; (B) to evidence the performance by the Highway Parties of, or the compliance by the Highway Parties with, any covenant, obligation, condition and agreement to be performed or complied with by the Highway Parties under this Agreement and the Collateral Documents; or (C) to otherwise facilitate the consummation or performance of any of the transactions contemplated by this Agreement and the Collateral Documents.

      (iii) Letters of resignation from Highway's current officers and directors to be effective upon the Closing.

      (iv) Board resolutions from Highway's current directors appointing only designees of the Company to Highway's board of directors.

    8.5   NO MATERIAL ADVERSE CHANGE.
    ---------------------------------

      There shall have been no material adverse change in the business, financial condition or operations of Highway and its Subsidiaries taken as a whole. 8.6 NO ASSETS & LIABILITIES. Highway and its Subsidiaries shall have no assets or liabilities.

                                   ARTICLE IX
                                 INDEMNIFICATION

    9.1   INDEMNIFICATION BY THE COMPANY.
    -------------------------------------

      The Company shall, prior to (but not after) the Closing, indemnify, defend and hold harmless (i) Highway, (ii) each of Highway's assigns and successors in interest to the Company Shares, and (iii) each of their respective shareholders, members, partners, directors, officers, managers, employees, agents, attorneys and representatives, from and against any and all Losses which may be incurred or suffered by any such party and which may arise out of or result from any breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement.


    9.2   INDEMNIFICATION BY THE HIGHWAY PARTIES.
    ---------------------------------------------

      The Highway Parties shall indemnify, defend and hold harmless the Company and each of the Company Shareholders from and against any and all Losses which may be incurred or suffered by any such party hereto and which may arise out of or result from any breach of any representation, warranty, covenant or agreement of the Highway Parties contained in this Agreement made as of the Closing. Notwithstanding the foregoing, no claim under this Section 9.2 may be made unless notice is given pursuant to Section 9.3 within one year from the Closing Date.

    9.3   NOTICE TO INDEMNIFYING PARTY.
    -----------------------------------

      If any party (the "Indemnified Party") receives notice of any claim or other commencement of any action or proceeding with respect to which any other party (or parties) (the "Indemnifying Party") is obligated to provide indemnification pursuant to Sections 9.1 or 9.2, the Indemnified Party shall promptly give the Indemnifying Party written notice thereof, which notice shall specify in reasonable detail, if known, the amount or an estimate of the amount of the liability arising therefrom and the basis of the claim. Such notice shall be a condition precedent to any liability of the Indemnifying Party for indemnification hereunder, but the failure of the Indemnified Party to give prompt notice of a claim shall not adversely affect the Indemnified Party's right to indemnification hereunder unless the defense of that claim is materially prejudiced by such failure. The Indemnified Party shall not settle or compromise any claim by a third party for which it is entitled to indemnification hereunder without the prior written consent of the Indemnifying Party (which shall not be unreasonably withheld or delayed) unless suit shall have been instituted against it and the Indemnifying Party shall not have taken control of such suit after notification thereof as provided in Section 9.4.

    9.4   DEFENSE BY INDEMNIFYING PARTY.
    ------------------------------------

      In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a Person who is not a party to this Agreement, the Indemnifying Party at its sole cost and expense may, upon written notice to the Indemnified Party, assume the defense of any such claim or legal proceeding (i) if it acknowledges to the Indemnified Party in writing its obligations to indemnify the Indemnified Party with respect to all elements of such claim (subject to any limitations on such liability contained in this Agreement) and (ii) if it provides assurances, reasonably satisfactory to the Indemnified Party, that it will be financially able to satisfy such claims in full if the same are decided adversely. If the Indemnifying Party assumes the defense of any such claim or legal proceeding, it may use counsel of its choice to prosecute such defense, subject to the approval of such counsel by the Indemnified Party, which approval shall not be unreasonably withheld or delayed. In this regard, Loeb & Loeb LLP is hereby approved by Highway as counsel to the Company (in its capacity as the Indemnifying Party). The
Indemnified Party shall be entitled to participate in (but not control) the defense of any such action, with its counsel and at its own expense; provided, however, that if the Indemnified Party, in its sole discretion, determines that there exists a conflict of interest between the Indemnifying Party (or any constituent party thereof) and the Indemnified Party, the Indemnified Party (or any constituent party thereof) shall have the right to engage separate counsel, the reasonable costs and expenses of which shall be paid by the Indemnified Party. If the Indemnifying Party assumes the defense of any such claim or legal proceeding, the Indemnifying Party shall take all steps necessary to pursue the resolution thereof in a prompt and diligent manner. The Indemnifying Party shall be entitled to consent to a settlement of, or the stipulation of any judgment arising from, any such claim or legal proceeding, with the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed; provided, however, that no such consent shall be required from the Indemnified Party if (i) the Indemnifying Party pays or causes to be paid all Losses arising out of such settlement or judgment concurrently with the effectiveness thereof (as well as all other Losses theretofore incurred by the Indemnified Party which then remain unpaid or unreimbursed), (ii) in the case of a settlement, the settlement is conditioned upon a complete release by the claimant of the Indemnified Party and (iii) such settlement or judgment does not require the Encumbrance of any asset of the Indemnified Party or impose any restriction upon its conduct of business.

                                    ARTICLE X
                                   TERMINATION

    10.1  TERMINATION.
    ------------------

      This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to the Effective Time.

          (a) by mutual written agreement of Highway and the Company hereto duly authorized by action taken by or on behalf of their respective Boards of Directors; or

          (b) by either the Company or Highway upon notification to the non-terminating party by the terminating party:

               (i) if the terminating party is not in material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement on the part of the non-terminating party set forth in this Agreement such that the conditions in Sections 7.1, 7.2, 8.1 or 8.2 will not be satisfied; provided, however, that if such breach is curable by the non-terminating party and such cure is reasonably likely to be completed prior to the date specified in Section 10.2(b)(i), then, for so long as the non-terminating party continues to use commercially reasonable efforts to effect and cure, the terminating party may not terminate pursuant to this Section 10.1(b)(i);

               (ii) if any court of competent jurisdiction or other competent Governmental or Regulatory Authority shall have issued an order making illegal or otherwise permanently restricting, preventing or otherwise prohibiting the Merger and such order shall have become final and nonappealable.

    10.2  EFFECT OF TERMINATION.
    ----------------------------

      If this Agreement is validly terminated by either the Company or Highway pursuant to Section 10.1, this Agreement will forthwith become null and void and there will be no liability or obligation on the part of the parties hereto, except that nothing contained herein shall relieve any party hereto from liability for willful breach of its representations, warranties, covenants or agreements contained in this Agreement.

                                   ARTICLE XI
                                  MISCELLANEOUS

    11.1  PARTIES OBLIGATED AND BENEFITED.
    --------------------------------------

      This Agreement shall be binding upon the Parties and their respective successors by operation of law and shall inure solely to the benefit of the Parties and their respective successors by operation of law, and no other Person shall be entitled to any of the benefits conferred by this Agreement, except that the Company Shareholders shall be third party beneficiaries of this Agreement. Without the prior written consent of the other Party, no Party may assign this Agreement or the Collateral Documents or any of its rights or interests or delegate any of its duties under this Agreement or the Collateral Documents.

    11.2  PUBLICITY.
    ----------------

      The initial press release shall be a joint press release and thereafter the Company and Highway each shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Merger and the other transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Regulatory Authorities (including any national securities interdealer quotation service) with respect thereto, except as may be required by law or by obligations pursuant to any listing agreement with or rules of any national securities interdealer quotation service.

    11.3  NOTICES.
    --------------

      Any notices and other communications required or permitted hereunder shall be in writing and shall be effective upon delivery by hand or upon receipt if sent by certified or registered mail (postage prepaid and return receipt requested) or by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or upon transmission if sent by telex or facsimile (with request for immediate confirmation of receipt in a manner customary for communications of such respective type and with physical delivery of the communication being made by one or the other means specified in this Section as promptly as practicable thereafter). Notices shall be addressed as follows:

          (a) If to the Highway Parties or the Surviving Corporation, to:

                Highway One-OWEB
                430 Fourth Street
                Ogden, Utah 84404
                Attention:  Pete Chandler

                If to the Company to:

                Industrial Zone Erez
                P.O. Box 779
                Ashkelton, Israel 78101
                Attention:  Yoseph Fostbinder

                With a copy to:

                Loeb & Loeb LLP

                10100 Santa Monica Blvd., Suite 2200
                Los Angeles, California 90067-4164
                Attention:  David L. Ficksman, Esq.

Any Party may change the address to which notices are required to be sent by giving notice of such change in the manner provided in this Section.

    11.4  ATTORNEYS' FEES.
    ----------------------

      In the event of any action or suit based upon or arising out of any alleged breach by any Party of any representation, warranty, covenant or agreement contained in this Agreement or the Collateral Documents, the prevailing Party shall be entitled to recover reasonable attorneys' fees and other costs of such action or suit from the other Party. Notwithstanding the foregoing, the prevailing Party shall only be entitled to recover reasonable attorneys' fees from Mr. Chandler in connection with an enforcement of his indemnity obligations set forth in Section 9.2 hereof.

    11.5  HEADINGS.
    ---------------

      The Article and Section headings of this Agreement are for convenience only and shall not constitute a part of this Agreement or in any way affect the meaning or interpretation thereof.

    11.6  CHOICE OF LAW.
    --------------------

      This Agreement and the rights of the Parties under it shall be governed by and construed in all respects in accordance with the laws of the State of Delaware, without giving effect to any choice of law provision or rule (whether of the State of Delaware or any other jurisdiction that would cause the application of the laws of any jurisdiction other than the State of Delaware).

    11.7  RIGHTS CUMULATIVE.
    ------------------------

      All rights and remedies of each of the Parties under this Agreement shall be cumulative, and the exercise of one or more rights or remedies shall not preclude the exercise of any other right or remedy available under this Agreement or applicable law.

    11.8  FURTHER ACTIONS.
    ----------------------

      The Parties shall execute and deliver to each other, from time to time at or after Closing, for no additional consideration and at no additional cost to the requesting party, such further assignments, certificates, instruments, records, or other documents, assurances or things as may be reasonably necessary to give full effect to this Agreement and to allow each party fully to enjoy and exercise the rights accorded and acquired by it under this Agreement.

    11.9  TIME OF THE ESSENCE.
    --------------------------

      Time is of the essence under this Agreement. If the last day permitted for the giving of any notice or the performance of any act required or permitted under this Agreement falls on a day which is not a Business Day, the time for the giving of such notice or the performance of such act shall be extended to the next succeeding Business Day.

    11.10 COUNTERPARTS.
    -------------------

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    11.11 ENTIRE AGREEMENT.
    -----------------------

      This Agreement (including the Exhibits, the Company Schedules, the Highway Schedules and any other documents, instruments and certificates referred to herein, which are incorporated in and constitute a part of this Agreement) contains the entire agreement of the Parties. Without limiting the generality of the foregoing, this Agreement is intended to supercede the Letter of Intent dated November, 2001.

    11.12 EXPENSES.
    ---------------

     Each party will be responsible for payment of its expenses in connection with the transactions contemplated by this Agreement except that Highway or Mr. Chandler shall pay to Loeb & Loeb LLP its reasonable fees and expenses in preparing the Information Statement or Proxy Statement in connection with the Highway Shareholders' Action.

    11.13 SURVIVAL OF REPRESENTATIONS AND COVENANTS.
    ------------------------------------------------

      Notwithstanding any right of the Highway Parties fully to investigate the affairs of the Company and notwithstanding any knowledge of facts determined or determinable by the Highway Parties pursuant to such investigation or right of investigation, the Highway Parties shall have the right to rely fully upon the representations, warranties, covenants and agreements of the Company contained in this Agreement. Each representation, warranty, covenant and agreement of the Company contained herein shall survive the execution and delivery of this

Agreement and the Closing and shall thereafter terminate and expire on the first anniversary of the Closing Date unless, prior to such date, Highway has delivered to the Company Shareholders a written notice of a claim with respect to such representation, warranty, covenant or agreement.

      IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the day and year first above written.

                          HIGHWAY ONE-OWEB, a Utah corporation


                          By:
                               -------------------------------
                          Name:  Pete Chandler
                          Title: President




                          ------------------------------------
                          Pete Chandler


                          EXPORT EREZ USA, INC., a Delaware corporation

                          By:
                               -------------------------------
                          Name:  Yoseph Fostbinder
                          Title: President

                                                          EXHIBIT A

                                [Form of Lock-Up]

                                     _____________, 2002

Highway One-OWEB
430 Fourth Street
Ogden, Utah 84404

      Re:  LOCK-UP AGREEMENT
            -----------------

Dear Sir or Madam:

      Reference is made to that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 21, 2001, among Highway One-OWEB, a Utah corporation, (the "Company"), Pete Chandler and Export Erez USA, Inc., a Delaware corporation, pursuant to which Export Erez USA will merger with and into the Company (the "Merger").

      The Company has determined that the prospect of sales of the Company's common stock, no par value ("Common Stock"), held by the undersigned within one year after the Merger could be detrimental to the Company. The Company has requested that the undersigned agree not to sell any shares of Common Stock until the expiration of a period ending one year after the date hereof.

      The undersigned recognizes that it is in the best financial interests of the undersigned, as a holder of stock, options, warrants or other securities of the Company, that the Company complete the Merger.

      The undersigned further recognizes that the undersigned's Common Stock is, or may be, subject to certain restrictions on its transferability, including those imposed by the federal securities laws. Notwithstanding these restrictions, the undersigned has agreed to enter into this letter agreement to further assure the Company's Common Stock, now held by the undersigned, will not enter the public market.

      The undersigned, therefore, hereby acknowledges and agrees that the undersigned will not, directly or indirectly, without the prior written consent of the Company, sell, offer, contract to sell, pledge, grant any option to purchase or otherwise dispose (collectively, a "Disposition") of any shares of Common Stock or any securities convertible into or exchangeable for, or any rights to purchase or acquire, Common Stock held by the undersigned, acquired by the undersigned after the date hereof or which may be deemed to be beneficially owned by the undersigned pursuant to the Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Lock-Up Shares"), for a period of one year from the date hereof (the "Lock-Up Period"). The foregoing restriction is expressly agreed to preclude, among other Dispositions, the holder of Lock-Up Shares from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Lock-Up Shares during the Lock-Up Period, even if such Lock-Up Shares would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Lock-Up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Lock-Up Shares.

      Notwithstanding the foregoing, the undersigned may transfer any or all of the Lock-Up Shares (i) as a bona fide gift or gifts or (ii) as a distribution to limited partners or shareholders of such person; PROVIDED, HOWEVER, that in any such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Lock-Up Shares subject to the provisions of this letter agreement. The transferor shall notify the Company in writing prior to the transfer and there shall be no further transfer of such Lock-Up Shares except in accordance with this letter agreement. Moreover, notwithstanding any other provision of this letter agreement, the undersigned may exercise any option to purchase shares of Common Stock, PROVIDED, HOWEVER, that any shares so acquired shall constitute Lock-Up Shares for the purposes of this letter agreement.

      The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of any Lock-Up Shares.

      Executed  as an  instrument  under seal this ___ day of  ________ __,2001.

                               Very truly yours,

                               Securityholder

                               By:
                                   --------------------------------
                                   Signature of Securityholder


                               Name of Co-Securityholder, if pplicable
                               (please print)

                               By:
                                   --------------------------------
                                   Signature of Co-Securityholder,
                                   if applicable

                               SCHEDULE 3.2(B)(I)

                              Derivative Securities

      The Company has granted an option to James Cassidy to purchase 125,000 shares. The Company plans to contest this option.

                                  SCHEDULE 3.10

                                   Litigation

      A  lawsuit   has  been   brought   in  Israel  by  an  ex   employee   for
compensation/commissions. The claim is for 2,000,000 New Shekels. The Company is defending the lawsuit.

                                 SCHEDULE 4.2(B)

     None.

                                  SCHEDULE 4.7

     None.

                                  SCHEDULE 4.9

     None.

                                  SCHEDULE 7.6

                         Shareholders Subject to Lock-Up

     Yoseph Fostbinder.

                          AGREEMENT AND PLAN OF MERGER

                                 by and between

                                Highway One-Oweb

                                       and

                              Export Erez USA, Inc.

                          Dated as of December 21, 2001

                                   APPENDIX B


                           CERTIFICATE OF AMENDMENT OF
                  ARTICLES OF INCORPORATION OF HIGHWAY ONE-OWEB
                               a Utah Corporation

The undersigned certifies that:

1. He is the Chairman of the Board of Directors, respectively, of Highway One-Oweb

2. Article I of the Articles of Incorporation of this corporation is amended to read as follows:

"The name of this corporation shall be: Defense Industries International, Inc."

3.          The foregoing  amendments of Articles of Incorporation has been duly
            approved  by  the  board  of   directors   and  a  majority  of  the
            shareholders of this corporation.

We further declare under penalty of perjury under the laws of the State of Utah that the matters set forth in this certificate are true and correct of our own knowledge.


DATE:  February __, 2002



                                  -----------------------------------------
                                       Pete Chandler